Exhibit 99.6
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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS

CASE NUMBER: 09-35583

JUDGE: Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: April 30, 2011
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis S. Faulkner

Original Signature of Responsible Party	Title Chief Restructuring Officer

Dennis S. Faulkner

Printed Name of Responsible Party	Date 05/10/11

PREPARER:

/s/ Jason A. Rae

Original Signature of Preparer	Title Accountant

Jason A. Rae

Printed Name of Preparer	Date 05/09/11

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 1

CASE NUMBER: 09-35583

COMPARATIVE BALANCE SHEET	(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
ASSETS	AMOUNT	Apr-11	May-11	Jun-11
1. Unrestricted Cash	6,255,251	6,289,878
2. Restricted Cash
3. Total Cash	6,255,251	6,289,878
4. Accounts Receivable (Net)
5. Inventory
6. Notes Receivable
7. Prepaid Expenses
8. Other (Attach List)
9. Total Current Assets	6,255,251	6,289,878
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets — Net of Amortization (Attach List)
15. Other (Attach List)	5,984,451	5,955,384
16. Total Assets	12,239,702	12,245,261
POST PETITION LIABILITIES
17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)		200
23. Total Post Petition Liabilities		200
PRE PETITION LIABILITIES
24. Secured Debt
25. Priority Debt
26. Unsecured Debt	371,185	371,185
27. Other (Attach List)
28. Total Pre Petition Liabilities	371,185	371,185
29. Total Liabilities	371,185	371,385
EQUITY
30. Pre Petition Owners’ Equity		11,868,517
31. Post Petition Cumulative Profit Or (Loss)		2,729
32. Direct Charges To Equity		2,631
33. Total Equity		11,873,876
34. Total Liabilities and Equity		12,245,261
This form ☑ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35583	ACCRUAL BASIS — 1

COMPARATIVE BALANCE SHEET	(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
ASSETS	AMOUNT	Apr-11	May-11	Jun-11
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS — LINE 8

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14

A. Intercompany — GFG	5,955,384	5,955,384
B. Trivest Funds (.6578% ownership)	29,067
C.
D.
E.
TOTAL OTHER ASSETS — LINE 15	5,984,451	5,955,384

POST PETITION LIABILITIES
A. Due to Guaranty Financial Group		200
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES — LINE 22		200

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 2

CASE NUMBER: 09-35583

INCOME STATEMENT	(SEE GENERAL FOOTNOTE)
	MONTH	MONTH	MONTH	QUARTER
REVENUES	Apr-11	May-11	Jun-11	TOTAL
1. Gross Revenues
2. Less: Returns & Discounts
3. Net Revenue
COST OF GOODS SOLD
4. Material
5. Direct Labor
6. Direct Overhead
7. Total Cost Of Goods Sold
8. Gross Profit
OPERATING EXPENSES
9. Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating Income & Expense
OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses
REORGANIZATION EXPENSES
23. Professional Fees
24. U.S. Trustee Fees	325			325
25. Other (Attach List)
26. Total Reorganization Expenses	325			325
27. Income Tax
28. Net Profit (Loss)	(325)			(325)
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35583	ACCRUAL BASIS — 2

INCOME STATEMENT
	MONTH	MONTH	MONTH	QUARTER
OPERATING EXPENSES	Apr-11	May-11	Jun-11	TOTAL
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.
TOTAL OTHER OPERATING EXPENSES — LINE 13

OTHER INCOME & EXPENSES
A. Interest Income
B.
C.
D.
TOTAL NON-OPERATING INCOME — LINE 16

A.
B.
C.
D.
TOTAL NON-OPERATING EXPENSE — LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES — LINE 25

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 3

CASE NUMBER: 09-35583

	MONTH	MONTH	MONTH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS	Apr-11	May-11	Jun-11	TOTAL
1. Cash — Beginning Of Month	6,290,203			6,290,203
RECEIPTS FROM OPERATIONS
2. Cash Sales
COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts
NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)
9. Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available	6,290,203			6,290,203
OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements
REORGANIZATION DISBURSEMENTS
27. Professional Fees
28. U.S. Trustee Fees	325			325
29. Other (Attach List)
30. Total Reorganization Expenses	325			325
31. Total Disbursements	325			325
32. Net Cash Flow	(325)			(325)
33. Cash — End of Month	6,289,878			6,289,878
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	SUPPLEMENT TO

CASE NUMBER: 09-35583	ACCRUAL BASIS — 3
CASH RECEIPTS AND
DISBURSEMENTS

	MONTH	MONTH	MONTH	QUARTER
NON-OPERATING RECEIPTS	Apr-11	May-11	Jun-11	TOTAL
A.
B.
C.
D.
E.
TOTAL LOANS & ADVANCES- LINE 6

A.
B.
C.
D.
E.
TOTAL OTHER NON-OPERATING RECEIPTS - LINE 8

OPERATING DISBURSEMENTS
A.
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER OPERATING DISBURSEMENTS - LINE 25

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 4

CASE NUMBER: 09-35583	(SEE GENERAL FOOTNOTE)

	SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	Apr-11	May-11	Jun-11
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)

MONTH: April-11
AGING OF POST PETITION TAXES AND PAYABLES
	0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. Federal
2. State
3. Local
4. Other (Attach List)
5. Total Taxes Payable
6. Accounts Payable

MONTH: April-11
STATUS OF POST
PETITION TAXES
	BEGINNING	AMOUNT WITHHELD		ENDING TAX
FEDERAL	TAX LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	LIABILITY
1. Withholding **
2. FICA — Employee **
3. FICA — Employer **
4. Unemployment
5. Other — Misc Adj
6. Other- Earned Income Credit
7. Total Federal Taxes	—	—	—	—
STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)	—
15. Total State And Local	—
16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 5

CASE NUMBER: 09-35583
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

	MONTH: April-11

BANK RECONCILIATIONS	Account # 1	Account # 2	Account # 3	Other Accounts	TOTAL
A. BANK:	Bank of America			(Attach List)
B. ACCOUNT NUMBER:	4429005323
C. PURPOSE (TYPE):	Money Market
1. Balance Per Bank Statement	6,289,878				6,289,878
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	6,289,878				6,289,878
6. Number of Last Check Written	N/A

INVESTMENT ACCOUNTS	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10. (Attach List)
11. Total Investments

CASH
12. Currency On Hand
13. Total Cash — End of Month				6,289,878
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS — 6

CASE NUMBER: 09-35583

MONTH: April-11
PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) — (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

INSIDERS

NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.
7.
8. (Attach List)
9. Total Payments To Insiders

PROFESSIONALS

	DATE OF COURT ORDER				TOTAL INCURRED &
NAME	AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	UNPAID *
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Professionals

*	Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED MONTHLY	AMOUNTS PAID	TOTAL UNPAID
NAME OF CREDITOR	PAYMENTS DUE	DURING MONTH	POST PETITION
1.	$—
2.
3.
5. (Attach List)
6. TOTAL		$—	$—
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	ACCRUAL BASIS - 7

CASE NUMBER: 09-35583
MONTH: April-11

QUESTIONNAIRE
		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X
If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE
		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	X
2.	Are all premium payments paid current?	X
3.	Please itemize policies below.
If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
General Liability	Burlington Insurance	07/01/10 — 07/01/11	Paid in Full
General Liability-Mortgagee in	Lexington	10/27/08 — 10/27/11	Paid in Full
Possession
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME: Guaranty Group Ventures Inc.	FOOTNOTES

CASE NUMBER: 09-35583	ACCRUAL BASIS

MONTH: April-11

ACCRUAL BASIS FORM
NUMBER	LINE NUMBER	FOOTNOTE / EXPLANATION
General		The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of Guaranty Financial Group Inc. on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

General		Effective February 1, 2011, all Bank of America Money Market Saving accounts over $250,000 were converted to Non-Interest Bearing accounts. This policy change was approved by the U.S. Trustee’s office.

Accrual 1	1	Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.

Accrual 1	32	During the month of December 2010 the Debtor’s investment in Trivest was liquidated. The total return on investment received was $2,631.